SECURITIES AND EXCHANGE COMMISSION

                     WASHINGTON, D.C. 20549

                         _______________


                            FORM 8-K

                         CURRENT REPORT

             PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934


  Date of Report (Date of earliest event reported): January 19, 2000


                     REYNOLDS METALS COMPANY
                     -----------------------
     (Exact name of Registrant as specified in its charter)




   Delaware                       001-01430              54-0355135
   --------                       ---------              ----------
(State or Other Jurisdiction     (Commission            (IRS Employer
  of Incorporation)              File Number)      Identification Number)




6601 West Broad Street, P.O. Box 27003, Richmond, Virginia    23261-7003
----------------------------------------------------------    ----------
       (Address of Principal Executive Offices)               (Zip Code)


                         (804) 281-2000
                         --------------
      (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

ITEM 5.   OTHER EVENTS

     The Registrant issued the following press release on January 19, 2000:

NEWS FROM:
REYNOLDS METALS COMPANY
Richmond, VA  23261
CONTACT:  Lou Anne J. Nabhan
Telephone:     (804) 281-2171
http://www.rmc.com

                                                     FOR IMMEDIATE RELEASE
                                                     January 19, 2000

     REYNOLDS METALS REPORTS FOURTH-QUARTER AND YEAR-END RESULTS

     RICHMOND, Va. -- Reynolds Metals Company (NYSE: RLM) today reported net income for the fourth quarter of 1999 of $63 million, or 99 cents per diluted share, compared with a net loss for the fourth quarter of 1998 of $45 million, or 71 cents per share. Net results for the fourth quarter of 1998 included operational restructuring effects of $95 million, or $1.47 per share. (Please see the following table "Reconciliation of Net Income to Net Income from Operations.")

     Net results for the fourth quarter of 1999 included after-tax merger expenses of $7 million, or 10 cents per diluted share. Excluding the effects of these expenses and of the operational restructuring effects reflected in the 1998 results, net income from operations for the fourth quarter of 1999 was $70 million, or $1.09 per diluted share, versus $50 million, or 76 cents per share, for the 1998 period. (Please see the following table "Reconciliation of Net Income to Net Income from Operations.")

     Revenues for the 1999 fourth quarter totaled $1.36 billion, compared to $1.38 billion in the fourth quarter of 1998. Aluminum shipments totaled 344,000 metric tons, compared to 378,000 metric tons in the 1998 fourth quarter. Excluding the effects of operations that have been sold, revenues and shipments were up 16% and 17%, respectively.

     "Improved pricing, volume and mix, and lower conversion costs, particularly in our Base Materials business unit, had a favorable impact on our fourth quarter results," said Jeremiah J. Sheehan, chairman and chief executive officer. "Our distribution operations benefited from the positive contribution of recent acquisitions, as well as other volume growth and continued cost reduction. Our Packaging and Consumer unit realized higher shipments and revenues, but results were unfavorably affected by higher material and other costs," said Mr. Sheehan.

     "As we enter 2000, we believe our results for the year 1999 demonstrate the benefits of our Portfolio Review, which included restructuring, reducing interest and SG&A expenses, and share repurchases. Our results also reflect the benefit of our ongoing cost reduction, and aggressive management of inventory and capital spending," said Mr. Sheehan.

     For the year 1999, net income was $124 million, or $1.94 per diluted share, compared with $66 million, or 94 cents per share, for 1998. Net results for 1998 included an after-tax restructuring charge of $90 million, or $1.29 per share; an extraordinary loss on debt extinguishment of $63 million, or 91 cents per share; and the cumulative effect of an accounting change in the first quarter that resulted in a charge of $23 million, or 33 cents per share. (Please see the following table "Reconciliation of Net Income to Net Income from Operations.")

     Net results for 1999 included after-tax merger expenses of $16 million, or 25 cents per diluted share. Excluding the effects of these expenses and of the three special items that affected 1998 results, net income from operations for 1999 was $140 million, or $2.19 per diluted share, versus $242 million, or $3.47 per share, for the 1998 period. (Please see the following table "Reconciliation of Net Income to Net Income from Operations.")

     Revenues for 1999 were $4.8 billion compared to $5.86 billion for 1998. Aluminum shipments were 1,353,000 metric tons in 1999, compared to 1,484,000 metric tons in 1998. Excluding the effects of sold operations, 1999 revenues and shipments were up 9% and 24%, respectively.

     Following is a tabulation of the company's results:

RECONCILIATION OF NET INCOME TO NET INCOME FROM OPERATIONS
(In millions, except diluted EPS)

==============================================================================
                   4th Qtr 1999    4th Qtr 1998      YTD 1999      YTD 1998
Description         Amt   EPS       Amt     EPS     Amt    EPS    Amt     EPS
------------------------------------------------------------------------------
Net income (loss)   $63  $ .99     $(45)  $(0.71)   $124  $1.94  $ 66   $0.94
Less:
  Merger-related
   expenses          (7) (0.10)       -        -     (16) (0.25)    -       -
  Operational
   restructuring
   effects - net      -      -      (95)   (1.47)      -      -   (90)  (1.29)
  Extraordinary
   loss on debt
   extinguishment     -      -        -        -       -      -   (63)  (0.91)
  Cumulative
   effect of
   accounting
   change -
   preoperating
   cost write-off     -      -        -        -       -      -   (23)  (0.33)
------------------------------------------------------------------------------
Net Income from
 operations         $70  $1.09     $ 50    $0.76    $140  $2.19  $242   $3.47
==============================================================================

CONSOLIDATED STATEMENT OF INCOME (UNAUDITED)
(In millions, except share data)
==============================================================================
                               Quarters ended             Years ended
                                December 31               December 31
------------------------------------------------------------------------------
                             1999         1998         1999        1998
------------------------------------------------------------------------------
REVENUES                    $1,358       $1,380       $4,796      $5,859

COSTS AND EXPENSES
 Cost of products sold       1,072        1,139        3,928       4,774
 Selling, general and
  administrative expenses      107           96          361         378
 Depreciation and
  amortization                  63           59          242         252
 Interest                       18           20           75         114
 Merger-related expenses         7            -           19           -
 Operational restructuring
  effects                        -          155            -         144
------------------------------------------------------------------------------
                             1,267        1,469        4,625       5,662
------------------------------------------------------------------------------

EARNINGS
 Income (loss) before
  income taxes,
  extraordinary loss
  and cumulative effect of
  accounting change             91          (89)         171         197
 Taxes on income (credit)       28          (44)          47          45
------------------------------------------------------------------------------
 Income (loss) before
  extraordinary loss and
  cumulative effect of
  accounting change             63          (45)        124          152
 Extraordinary loss              -            -           -          (63)
 Cumulative effect of
  accounting change              -            -           -          (23)
------------------------------------------------------------------------------

NET INCOME (LOSS)           $   63       $  (45)     $  124       $   66
==============================================================================

EARNINGS PER SHARE
 Basic:
  Average shares
   outstanding            63,303,000   64,472,000   63,739,000   69,709,000
  Income (loss) before
   extraordinary loss
   and cumulative effect
   of accounting change     $1.00        $(0.71)       $1.95        $2.18
  Extraordinary loss            -             -            -        (0.91)
  Cumulative effect of
   accounting change            -             -            -        (0.33)
------------------------------------------------------------------------------
  Net income (loss)         $1.00        $(0.71)       $1.95        $0.94
==============================================================================
 Diluted:
  Average shares
   outstanding            63,836,000   64,472,000   64,043,000   69,937,000
  Income (loss) before
   extraordinary loss
   and cumulative effect
   of accounting change     $0.99        $(0.71)       $1.94        $2.18
  Extraordinary loss            -             -            -        (0.91)
  Cumulative effect of
   accounting change            -             -            -        (0.33)
------------------------------------------------------------------------------
  Net income (loss)         $0.99        $(0.71)       $1.94        $0.94
==============================================================================

CASH DIVIDENDS PER
 COMMON SHARE               $0.35        $ 0.35        $1.40        $1.40
==============================================================================

Average realized price
 per pound
 Primary aluminum           $0.75        $ 0.69        $0.69        $0.72
 Fabricated aluminum
  products                  $1.95        $ 1.66        $1.92        $1.87

CONDENSED CONSOLIDATED BALANCE SHEET (UNAUDITED)
(In millions, except share data)
==============================================================================
                                                             December 31
------------------------------------------------------------------------------
                                                         1999           1998
------------------------------------------------------------------------------
ASSETS
Current assets:
 Cash and cash equivalents                               $   55        $   94
 Receivables, less allowances of $10 (1998 - $14)           654           894
 Inventories                                                519           500
 Prepaid expenses and other                                  61           114
------------------------------------------------------------------------------
   Total current assets                                   1,289         1,602
Unincorporated joint ventures and associated companies    1,692         1,478
Property, plant and equipment                             4,336         4,282
Less allowances for depreciation and amortization         2,320         2,258
------------------------------------------------------------------------------
                                                          2,016         2,024
Deferred taxes and other assets                             953         1,030
------------------------------------------------------------------------------
Total assets                                             $5,950        $6,134
==============================================================================

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
 Accounts payable, accrued and other liabilities         $  819        $  929
 Short-term borrowings                                      180           116
 Long-term debt                                             153           196
------------------------------------------------------------------------------
   Total current liabilities                              1,152         1,241
Long-term debt                                            1,067         1,035
Postretirement benefits                                     962         1,029
Environmental, deferred taxes and other liabilities         623           635
Stockholders' equity:
 Common stock                                             1,575         1,533
 Retained earnings                                        1,257         1,222
 Treasury stock, at cost                                   (626)         (526)
 Accumulated other comprehensive income                     (60)          (35)
------------------------------------------------------------------------------
   Total stockholders' equity                             2,146         2,194
------------------------------------------------------------------------------
Contingent liabilities
Total liabilities and stockholders' equity               $5,950        $6,134
==============================================================================

Common shares outstanding                            63,483,000    64,457,000

COMPANY OPERATIONS (Shipments in thousands of metric tons, dollars in millions)

                                                 Packaging       Construction
                                 Base              and               and
                               Materials         Consumer        Distribution
------------------------------------------------------------------------------
Quarters ended Dec. 31       1999     1998      1999    1998     1999    1998
------------------------------------------------------------------------------
Aluminum shipments:
  Customer                    214      183        45      40       51      44
  Intersegment                 55       79         -       -        -       -
------------------------------------------------------------------------------
Total aluminum shipments      269      262        45      40       51      44
==============================================================================

Revenues:
  Aluminum                 $  352   $  277    $  234  $  216   $  174  $  170
  Nonaluminum                 111       88       194     175      109      72
  Intersegment - aluminum      81      127         -       -        -       -
------------------------------------------------------------------------------
Total revenues             $  544   $  492    $  428  $  391   $  283  $  242
==============================================================================

Segment operating
  income (loss)            $  103   $   51    $   56  $   60   $   10  $   10
Inventory accounting
  adjustments
Corporate amounts
Operational restructuring
  effects - net
Merger-related expenses
------------------------------------------------------------------------------
Corporate operating
  income (loss)
Interest expense
Taxes on income
Extraordinary loss
------------------------------------------------------------------------------
Net Income (Loss)
==============================================================================


COMPANY OPERATIONS (Shipments in thousands of metric tons, dollars in millions)

                          Transportation   Restructuring       Other
------------------------------------------------------------------------------
Quarters ended Dec. 31     1999    1998     1999   1998     1999     1998
------------------------------------------------------------------------------
Aluminum shipments:
  Customer                    19     17       -      84       15      10
  Intersegment                 -      -       -       -        -       -
------------------------------------------------------------------------------
Total aluminum shipments      19     17       -      84       15      10
==============================================================================

Revenues:
  Aluminum                  $109   $ 94     $ -  $  198     $ 46    $ 36
  Nonaluminum                  -      -       -       7       19      25
  Intersegment - aluminum      -      -       -       -        -       -
------------------------------------------------------------------------------
Total revenues              $109   $ 94     $ -  $  205     $ 65    $ 61
==============================================================================

Segment operating
  income (loss)             $ (5)  $ (5)    $ -  $   13     $ (2)   $ (1)
Inventory accounting
  adjustments
Corporate amounts
Operational restructuring
  effects - net
Merger-related expenses
------------------------------------------------------------------------------
Corporate operating
  income (loss)
Interest expense
Taxes on income
Extraordinary loss
------------------------------------------------------------------------------
Net Income (Loss)
==============================================================================

COMPANY OPERATIONS (Shipments in thousands of metric tons, dollars in millions)

                              Reconciling
                                 Items        Consolidated
-------------------------------------------------------------
Quarters ended Dec. 31        1999   1998     1999    1998
-------------------------------------------------------------
Aluminum shipments:
  Customer                       -      -       344     378
  Intersegment                ( 55)  ( 79)        -       -
-------------------------------------------------------------
Total aluminum shipments      ( 55)  ( 79)      344     378
=============================================================

Revenues:
  Aluminum                   $   -  $   -    $  915  $  991
  Nonaluminum                   10     22       443     389
  Intersegment - aluminum     ( 81)  (127)        -       -
-------------------------------------------------------------
Total revenues               $( 71) $(105)   $1,358  $1,380
=============================================================

Segment operating
  income (loss)              $   -  $   -    $  162  $  128
Inventory accounting
  adjustments                                    (2)      -
Corporate amounts                              ( 44)   ( 42)
Operational restructuring
  effects - net                                   -    (155)
Merger-related expenses                         ( 7)      -
-------------------------------------------------------------
Corporate operating
  income (loss)                                 109     (69)
Interest expense                                (18)    (20)
Taxes on income                                 (28)    (44)
Extraordinary loss                                -       -
-------------------------------------------------------------
Net Income (Loss)                            $   63  $  (45)
=============================================================

COMPANY OPERATIONS (Shipments in thousands of metric tons, dollars in millions)

                                                 Packaging       Construction
                                 Base              and               and
                               Materials         Consumer        Distribution
------------------------------------------------------------------------------
Year ended December 31       1999     1998      1999    1998     1999    1998
------------------------------------------------------------------------------
Aluminum shipments:
  Customer                    867      668       152     141      202     184
  Intersegment                211      354         -       -        -       -
------------------------------------------------------------------------------
Total aluminum shipments    1,078    1,022       152     141      202     184
==============================================================================

Revenues:
  Aluminum                 $1,325   $1,055    $  817  $  787   $  679  $  681
  Nonaluminum                 368      402       632     605      346     314
  Intersegment - aluminum     306      572         -       -        -       -
------------------------------------------------------------------------------
Total revenues             $1,999   $2,029    $1,449  $1,392   $1,025  $  995
==============================================================================

Segment operating
  income (loss)            $  250   $  290    $  159  $  156   $   42  $   39
Inventory accounting
  adjustments
Corporate amounts
Operational restructuring
  effects - net
Merger-related expenses
------------------------------------------------------------------------------
Corporate operating
  income (loss)
Interest expense
Taxes on income
Extraordinary loss
Cumulative effect of
  accounting change
------------------------------------------------------------------------------
Net Income (Loss)
==============================================================================


COMPANY OPERATIONS (Shipments in thousands of metric tons, dollars in millions)

                          Transportation   Restructuring       Other
------------------------------------------------------------------------------
Year ended December 31     1999    1998     1999   1998     1999     1998
------------------------------------------------------------------------------
Aluminum shipments:
  Customer                    73     63       -     391       59      37
  Intersegment                 -      -       -       4        -       -
------------------------------------------------------------------------------
Total aluminum shipments      73     63       -     395       59      37
==============================================================================

Revenues:
  Aluminum                  $398   $336     $ -  $1,434     $145    $117
  Nonaluminum                  -      -       -      17       42      47
  Intersegment - aluminum      -      -       -      12        -       -
------------------------------------------------------------------------------
Total revenues              $398   $336     $ -  $1,463     $187    $164
==============================================================================

Segment operating
  income (loss)             $(28)  $(19)    $ -  $  124     $  5    $  -
Inventory accounting
  adjustments
Corporate amounts
Operational restructuring
  effects - net
Merger-related expenses
------------------------------------------------------------------------------
Corporate operating
  income (loss)
Interest expense
Taxes on income
Extraordinary loss
Cumulative effect of
  accounting change
------------------------------------------------------------------------------
Net Income (Loss)
==============================================================================

COMPANY OPERATIONS (Shipments in thousands of metric tons, dollars in millions)

                              Reconciling
                                 Items        Consolidated
-------------------------------------------------------------
Year ended December 31        1999   1998    1999    1998
-------------------------------------------------------------
Aluminum shipments:
  Customer                       -      -     1,353   1,484
  Intersegment                (211)  (358)        -       -
-------------------------------------------------------------
Total aluminum shipments      (211)  (358)    1,353   1,484
=============================================================

Revenues:
  Aluminum                   $   -  $   -    $3,364  $4,410
  Nonaluminum                   44     64     1,432   1,449
  Intersegment - aluminum     (306)  (584)        -       -
-------------------------------------------------------------
Total revenues               $(262) $(520)   $4,796  $5,859
=============================================================

Segment operating
  income (loss)              $   -  $   -    $  428  $  590
Inventory accounting
  adjustments                                    (4)      5
Corporate amounts                              (159)   (140)
Operational restructuring
  effects - net                                   -    (144)
Merger-related expenses                         (19)      -
-------------------------------------------------------------
Corporate operating
  income (loss)                                 246     311
Interest expense                                (75)   (114)
Taxes on income                                 (47)    (45)
Extraordinary loss                                -     (63)
Cumulative effect of
  accounting change                               -     (23)
-------------------------------------------------------------
Net Income (Loss)                            $  124  $   66
=============================================================

                           SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         REYNOLDS METALS COMPANY



                         By:   ALLEN M. EAREHART
                             -------------------------------
                               Allen M. Earehart
                               Senior Vice President and Controller

Dated:  January 19, 2000